UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 _____________________________________
FORM 8-K
 _____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

REXNORD CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-35475	20-5197013
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

247 Freshwater Way, Suite 300 Milwaukee, Wisconsin (Address of principal executive offices)	53204 (Zip Code)

(414) 643-3739
(Registrant’s telephone number, including area code)

_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On August 6, 2015, Rexnord Corporation (the “Company”) entered into a First Amendment to Employment Agreement (the “Amendment”) with Todd A. Adams, the Company’s President and Chief Executive Officer, which amends the Employment Agreement, dated November 9, 2012, between the Company and Mr. Adams (the “Agreement”). The Amendment extends the initial term of the Agreement for an additional three years, through November 9, 2018. All other terms of the Agreement are unchanged and remain in effect.

The Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

10.1	First Amendment dated August 6, 2015 to Employment Agreement between Rexnord Corporation and Todd A. Adams

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 11th day of August 2015.

REXNORD CORPORATION

By:	/S/ Patricia M. Whaley
Name:	Patricia M. Whaley
Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.        Description

10.1	First Amendment dated August 6, 2015 to Employment Agreement between Rexnord Corporation and Todd A. Adams